     As filed with the Securities and Exchange Commission on April 13, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            ------------------------

                                  NEXMED, INC.
                (Name of Registrant as Specified In Its Charter)
                            ------------------------

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                  NEXMED, INC.
                            350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 1999

                            ------------------------

To Our Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of NexMed, Inc. (the "Company") to all of the shareholders of the Company. The Annual Meeting will be held in the conference room of the Company's facilities at 350 Corporate Boulevard, Robbinsville, New Jersey on Monday, May 10, 1999 at 10:00 a.m. for the following purposes:

    (1) The election of two persons to the Board of Directors of the Company, to serve a three-year term, or until their respective successors are elected and qualified;

    (2) Ratification of the appointment of PricewaterhouseCoopers LLP, independent accountants, as the Company's independent accountants for the ensuing year;

    Consideration and action upon such other business as may properly come before this meeting or any adjournment thereof.

    The enclosed Proxy Statement includes information relating to these proposals.

    All shareholders of record of the Company's common stock at the close of business on March 31, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                          By Order of the Board of Directors

                                          /s/ VIVIAN H. LIU
       -------------------------------------------------------------------------

                                          Vivian H. Liu
                                          SECRETARY

April 9, 1999
Robbinsville, New Jersey

    THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, AND FOR INTERNATIONAL REGISTERED OWNERS ONLY, BY MAIL OR BY FACSIMILE TO NORWEST SHAREOWNER SERVICES PROXY UNIT AT 1-651-450-4026. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                                          MAILED TO SHAREHOLDERS
                                                       ON OR ABOUT APRIL 9, 1999

                                    NEXMED, INC.
                            350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

GENERAL INFORMATION

    This Proxy Statement is furnished to Shareholders of NexMed, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the board of directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 10, 1999 at 10:00 a.m., local time, at the Company's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey, and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Vivian H. Liu, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

    The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.001 per share (the "Common Stock"). The Company may use the services of Norwest Shareowner Services in soliciting proxies and, in such event, the Company expects to pay approximately $
1,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

    The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on March 31, 1999 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock (the "Shareholders") entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 8,401,703 shares of Common Stock outstanding.

    Shareholder votes will be tabulated by the persons appointed by the Board to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the Shareholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of each of the two nominees for director named below and FOR the ratification of the appointment of PricewaterhouseCoopers LLP, independent accountants, as the Company's independent accounts for 1999.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Articles of Incorporation divide the Company's Board of Directors into three classes, the term of office for each class arranged so that the term of office of one class shall expire at each successive Annual Meeting of Shareholders. The Board of Directors presently consists of five members as follows: Class I directors, Robert W. Gracy, Ph.D and Yu-Chung Wei, whose terms expire in 2001; Class II Director, Gilbert S. Banker, Ph.D., whose term expires in 2000; and Class III Director, Y. Joseph Mo, Ph.D., and James L. Yeager, Ph.D., whose term expires in 1999 (and, if re-elected at the Annual Meeting, in the year 2002).

    At the Annual Meeting, the Shareholders will elect two Directors to serve as Class III Directors. The Directors who are elected at the Annual Meeting will serve until the Annual Meeting of Shareholders to be held in 2002, and until such Directors' respective successors are elected or appointed and qualify or until any such Director's earlier removal. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the Director nominees named below. The Board of Directors believes that nominees Y. Joseph Mo and James L. Yeager will stand for election and will, if elected, serve as such Class III Directors. However, in the event any nominee is unable or unwilling to serve as a Class III Director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute, or the Board of Directors may be reduced to no less than three member in accordance with the Amended and Restated Articles of Incorporation of the Company.

    Y. JOSEPH MO, PH.D., nominee for Class III director, age 51. Dr. Mo has been Chairman of Board of Directors, President and Chief Executive Officer of the Company since joining the Company in 1995. Prior to joining the Company, Dr. Mo was president of Sunbofa Group, Inc., an investment consulting company. From 1991 to 1994, he was President of the Chemical Division, and from 1988 to 1994 the Vice President of Manufacturing and Medicinal Chemistry, of Greenwich Pharmaceuticals, Inc. Prior thereto, he served in various executive positions with several major pharmaceutical companies, including Johnson & Johnson, Rorer Pharmaceuticals, and predecessors of SmithKline Beecham. Dr. Mo received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1977.

    JAMES L. YEAGER, PH.D., nominee for Class III Director, age 52. Dr. Yeager has been a Director of the Company since December 1998, and Vice President, Research and Development and Business Development since June 1996. Prior to joining the Company, Dr. Yeager was the Vice President of Research and Development for Pharmedic Company, during which time he specialized in the building and managing of new product development programs. From 1989 to 1992, Dr. Yeager held international managerial positions with Abbott Laboratories. Dr. Yeager received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1978.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the election of a Director.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED
ABOVE.

                        EXECUTIVE OFFICERS AND DIRECTORS

    Set forth below is certain information as of the Record Date regarding the Executive Officers and Directors of the Company.

NAME                                                       AGE                              TITLE
-----------------------------------------------------      ---      -----------------------------------------------------

Y. Joseph Mo, Ph.D...................................          51   Chairman of the Board of Directors, President and
                                                                    Chief Executive Officer

Joseph M. Warusz.....................................          42   Vice President and Chief Financial Officer

James L. Yeager, Ph.D................................          52   Vice President, Research & Development and Business
                                                                    Development, and Director

Vivian H. Liu........................................          37   Vice President, Corporate Affairs and Secretary

Gilbert S. Banker, Ph.D..............................          67   Director

Robert W. Gracy, Ph.D................................          58   Director

Yu-Chung Wei.........................................          36   Director

    Y. JOSEPH MO, PH.D. has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since joining the Company in 1995. Prior to joining the Company, Dr. Mo was President of Sunbofa Group, Inc., an investment consulting company. From 1991 to 1994, he was President of the Chemical Division, and from 1988 to 1994 the Vice President of Manufacturing and Medicinal Chemistry, of Greenwich Pharmaceuticals, Inc. Prior thereto, he served in various executive positions with several major pharmaceutical companies, including Johnson & Johnson, Rorer Pharmaceuticals, and predecessors of SmithKline Beecham. Dr. Mo received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1977.

    JOSEPH M. WARUSZ. Mr. Warusz has been Vice President, Chief Financial Officer and Treasurer of the Company since August 1998. Prior to joining the Company, Mr. Warusz was for 15 years, in various financial positions at Bristol Myers Squibb, including Director of International Finance and Assistant Controller. From 1979 to 1983, Mr. Warusz worked at Peat Marwick Main and Company. Mr. Warusz received his MBA in Financial Management and a Bachelor of Science in Business Administration from Drexel University.

    JAMES L. YEAGER, PH.D. has been Vice President, Research and Development and Business Development since June 1996, and a Director of the Company since December 1998. Prior to joining the Company, Dr. Yeager was the Vice President of Research and Development for Pharmedic Company, during which time he specialized in the building and managing of new product development programs. From 1989 to 1992, Dr. Yeager held international managerial positions with Abbott Laboratories. Dr. Yeager received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1978. Dr. Yeager is also a member of the Company's Scientific Advisory Committee.

    VIVIAN H. LIU has been Vice President, Corporate Affairs and Secretary of the Company since September 1995. In 1994, while the Company was in a transitional period, Ms. Liu served as its Chief Executive Officer. In addition, from September 1995 to September 1997, Ms. Liu had the title of Treasurer. From 1985 to 1994, she was a business and investment adviser to the government of Quebec and numerous Canadian companies with respect to product distribution, technology transfer and investment issues. Ms. Liu received her Masters Degree in International Finance from the University of Southern California, and a Bachelor of Arts degree in International Trade from the University of California, Berkeley.

    GILBERT S. BANKER, PH.D. has been a Director of the Company since September 1995 and his current term expires in 2000. Since 1992, Dr. Banker has been Dean and a distinguished professor of the College of Pharmacy at the University of Iowa. From 1985 to 1992, he was Dean and Professor of the College of

Pharmacy at the University of Minnesota. Prior to that time, he was the Department Head of Industrial and Physical Pharmacy at Purdue University for 18 years. Dr. Banker has authored numerous publications, lectures internationally and consults to several major pharmaceutical companies. Dr. Banker received his Ph.D. in Industrial Pharmacy from Purdue University in 1957. Dr. Banker is also a member of the Company's Scientific Advisory Committee.

    ROBERT W. GRACY, PH.D. has been a Director of the Company since January 1997 and his current term expires in 2001. Dr. Gracy is the Dean for Research and Biotechnology and Associate Dean for Basic Science at the University of North Texas Health Science Center in Fort Worth, Texas. Since 1985, Dr. Gracy has received over $5 million in research grants and contracts. His current projects focus on three aspects of the biochemical changes associated with aging: changes at the cellular level, wound and tissue repair, and vision impairment. Dr. Gracy is a consultant to number of the major pharmaceutical companies. Dr. Gracy lectures internationally and has published over 140 papers regarding his research. Dr. Gracy received his Ph.D. in Biochemistry from the University of California, Riverside in 1968 and completed a postdoctoral in Molecular Biology at the Albert Einstein College of Medicine in New York in 1970. Dr. Gracy is also a member of the Company's Scientific Advisory Committee.

    YU-CHUNG WEI has been a Director of the Company since March 1997 and his current term expires in 2001. Mr. Wei is Chairman of the Board of Directors and Chief Executive Officer of Alfa Romeo (Taiwan) Motor Company. From 1993 to 1994, he served as Special Advisor to Tai-Lung Holding Co., Ltd., a Taiwan-based investment conglomerate. From 1989 to 1993, Mr. Wei held various managerial positions at Kidder, Peabody Incorporated and Merrill Lynch & Co., Inc., in New York City. Mr. Wei received his MBA in Finance and Management Information Systems from Pace University in New York.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities, (b) the Directors and executive officers of the Company, individually, and (c) Directors and executive officers of the Company as a group.

                                                           NUMBER OF SHARES BENEFICIALLY
NAME, POSITION AND ADDRESS(1)                                         OWNED(2)                PERCENT OF SHARES(%)
------------------------------------------------------  ------------------------------------  ---------------------

Y. Joseph Mo, Ph.D....................................                 1,960,000(3)                     21.16
  Chairman of the Board of Directors
  President and Chief Executive Officer

Joseph M. Warusz......................................                    22,000(4)                      0.26
  Vice-President & Chief Financial Officer

James L. Yeager, Ph.D.................................                   295,000(5)                      3.45
  Director and Vice President,
  R&D and Business Development

Vivian H. Liu.........................................                   320,000(6)                      3.73
  Vice President, Corporate Affairs and Secretary

Gilbert S. Banker, Ph.D.,.............................                   140,000(7)                      1.67
  Director

Robert W. Gracy, Ph.D.,...............................                   110,000(8)                      1.30
  Director

Yu-Chung Wei..........................................                    50,000(9)                      0.59
  Director

All Executive Officers and Directors as a.............                2,897,000(10)                     29.62
  Group (seven persons)

Golden Water Investment Corporation...................                  854,500(11)                     10.17
  Number 10, 2F, Alley III
  Han-Chou South Road, Taipei, Taiwan

C.D.C. Venture Investment (U.S.A.) Ltd................                  500,000(12)                      5.95
  Room 103, 43F, Office Tower
  Convention Plaza, 1 Harbour Road
  Wanchai, Hong Kong

------------------------

1) The address for the Officers and Directors is: 350 Corporate Boulevard, Robbinsville, New Jersey, 08691.

2) All shares are solely and directly owned, with sole voting and dispositive power.

3) Includes 860,000 shares issuable upon exercise of immediately exercisable stock options.

4) Includes 22,000 shares issuable upon exercise of immediately exercisable stock options.

5) Includes 140,000 shares issuable upon exercise of immediately exercisable stock options.

6) Includes 175,000 shares issuable upon exercise of immediately exercisable stock options.

7) Includes 50,000 shares issuable upon exercise of immediately exercisable stock options.

8) Includes 80,000 shares issuable upon exercise of immediately exercisable stock options.

9) Represents 50,000 shares issuable upon exercise of immediately exercisable stock options.

10) Includes 1,377,000 shares issuable upon exercise of immediately exercisable stock options.

11) Golden Water Investment Corporation is a privately-held investment company incorporated in the British Virgin Islands and based in Taiwan.

12) C.D.C. Venture Investment (U.S.A.) Limited is a wholly-owned subsidiary of the China Development Industrial Bank, a publicly-traded investment institution based in Taipei, Taiwan.

                             DIRECTOR COMPENSATION

    Except for the reimbursement of travel expenses and the provision of incentive grant awards pursuant to the NexMed Inc. Recognition and Retention Stock Incentive Plan, there is no arrangement for the compensation of directors.

                       MEETINGS OF THE BOARD OF DIRECTORS

    There were two meetings of the Board of Directors during the fiscal year ended December 31, 1998. Each director attended or participated in such meeting of the Board of Directors. The Board of Directors presently has no committees.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Upon effectiveness on May 13, 1997 of the Company's registration statement on Form 10-SB, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company voluntarily became a reporting company. During 1998, Robert W. Gracy did not file a Form 4 Report that was due on November 10, 1998, until November 16, 1998. Gilbert S. Banker filed a Form 4 Report on March 11, 1998 that was due on March 10, 1998. In addition, Gilbert S. Banker filed a Form 4 Report on January 11, 1999 which did not include one sales transaction that occurred on December 30, 1998. A Form 4A Report was subsequently filed on March 11, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In October 1998, NBM was issued a $150,000 promissory note from the private investor who purchased shares of NBM's Common Stock. The note bears interest at 4% per annum and is due on April 11, 1999.

    During 1998, Dr. Y. Joseph Mo, an officer and director of the Company, advanced an aggregate of $600,500 to the Company under an informal agreement. The advances bear interest at 12% per annum and are due at various intervals in 1999.

    At December 31, 1998, $217,441 of an unsecured, uncollateralized revolving line of credit with the Company's partner in the China joint venture (the "JV") was outstanding. The line of credit bears interest at 11% per annum and expires in September 2000.

    During 1998, the JV paid approximately $253,000 and $106,000 in rent and management fees, respectively, to the JV partner.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1998 and 1997 to the Chief Executive Officer and its three other most highly compensated executive officers:

NAME AND POSITION                                                    FISCAL YEAR   ANNUAL SALARY
------------------------------------------------------------------  -------------  -------------

Y. Joseph Mo, Ph.D................................................         1998     $   120,000
  Chairman of the Board of Directors,                                      1997         120,000
  President and Chief Executive Officer(1)

Joseph M. Warusz..................................................         1998          34,615
  Vice President and                                                       1997              --
  Chief Financial Officer(2)

James L. Yeager, Ph.D.............................................         1998         100,000
  Director, Vice-President of R&D and                                      1997         100,000
  Of Business Development(3)

Vivian H. Liu.....................................................         1998          88,000
  Vice President, Corporate                                                1997          87,333
  Affairs and Secretary(4)

------------------------

(1) Dr Mo has received a salary of $120,000 per year since 1996.

(2) Mr. Warsuz began receiving a salary of $100,000 per year on August 17, 1998

(3) Dr. Yeager began receiving a salary of $100,000 per year in 1997.

(4) Ms. Liu began receiving a salary of $88,000 per year on February 7, 1997.

EMPLOYMENT AGREEMENTS

    There are currently no employment agreements between the Company and any of its executive officers.

                            STOCK OPTION INFORMATION

    The following table sets forth information concerning options granted during fiscal 1998 to the executives named in the Summary Compensation Table above.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                       % OF TOTAL
                                                          NUMBER OF      OPTIONS                     MARKET
                                                         SECURITIES    GRANTED TO     EXERCISE      PRICE OF
                                                         UNDERLYING     EMPLOYEES       PRICE      UNDERLYING
                                                           OPTIONS      IN FISCAL      ($ PER      SECURITY ON
NAME                                                       GRANTED        YEAR         SHARE)     DATE OF GRANT   EXPIRATION DATE
-------------------------------------------------------  -----------  -------------  -----------  -------------  -----------------

Y. Joseph Mo, Ph.D.....................................     100,000          31.6          2.50        2.50(1)            2008

Joseph M. Warusz.......................................     100,000          31.6          3.00        2.50(2)            2008
                                                              2,000           0.6          2.50        2.50(1)            2008

James L. Yeager, Ph.D..................................      30,000           9.5          2.50        2.50(1)            2008

Vivian H. Liu..........................................      15,000           4.7          2.50        2.50(1)            2008

------------------------

(1) Estimated fair market value on date of grant (December 14, 1998.)

(2) Estimated fair value on the first date of Mr. Warusz' employment (August 17, 1998). Upon his employment with the Company, Mr. Warusz received options to purchase 100,000 shares of Common Stock, exercisable for a ten-year term at $3.00 per share, through the NexMed, Inc. Stock Option and Long-Term Compensation Plan (see "Stock Option and Incentive Award Plans" below). The options would vest in five equal installments on February 17, 1999, and August 17 in 1999, 2000, 2001, and 2002.

    The following table sets forth information concerning the value of unexercised options as of December 31, 1998 held by the executives named in the Summary Compensation Table above. 145,000 options at $0.25 per share were exercised during 1998.

                         FISCAL YEAR-END OPTION VALUES

                                                NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS AT FISCAL             IN-THE-MONEY
                                                             YEAR                   OPTIONS AT FISCAL YEAR END
                                                     END [EXERCISABLE (E)/       EXERCISABLE(E)/UNEXERCISABLE(U)
NAME                                                  UNEXERCISABLE (U)]                       (1)
----------------------------------------------  -------------------------------  --------------------------------

Y. Joseph Mo, Ph.D............................              860,000 (E)                   $   375,000 (E)
                                                            400,000 (U)                       125,000 (U)

Joseph M. Warusz..............................                    0 (E)                             0 (E)
                                                            102,000 (U)                             0 (U)

James L. Yeager, Ph.D.........................              140,000 (E)                             0 (E)
                                                             70,000 (U)                             0 (U)

Vivian H. Liu.................................              175,000 (E)                   $   100,000 (E)
                                                             80,000 (U)                        37,500 (U)

------------------------

(1) Based on a selling price of $1.50, the estimated fair market value at the Common Stock, for the three months ended December 31, 1998.

STOCK OPTION AND INCENTIVE AWARD PLANS

    On December 4, 1996, the Company adopted the NexMed, Inc. Stock Option and Long-Term Incentive Compensation Plan (the "Stock Option Plan"), for the purpose of attracting, retaining and maximizing the performance of executive officers and key employees, and the NexMed, Inc. Recognition and Retention Stock Incentive Plan (the "Recognition Plan"), for the purpose of attracting and retaining individuals with renown, ability and intelligence to serve the Company as directors and consultants and to provide a direct link between the compensation of such individuals with shareholder value. 1,500,000 shares of Common Stock were reserved by the Company for issuance of awards under the Stock Option Plan and 500,000 shares of Common Stock were reserved for awards under the Recognition Plan. On May 15, 1998, the shareholders approved an additional 1,500,000 shares of Common Stock for awards under the Stock Option Plan and 500,000 shares of Common Stock for awards under the Recognition Plan.

    STOCK OPTION PLAN. The Stock Option Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and restricted stock awards. The Stock Option Plan will eventually be administered by a Compensation Committee of the Board of Directors (the "Compensation Committee"), which Committee has not yet been created. The exercise price for non-statutory stock options may be equal to or less than 100 percent of the fair market value of shares of Common Stock on the date of grant. The exercise price for incentive stock options may not be less than 100 percent of the fair market value of shares of Common Stock on the date of grant (110 percent of fair market value in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's issued and outstanding shares of Common Stock). Options granted under the Stock Option Plan may not have a term of more than a ten-year period (five years in the case of incentive stock options granted to employees who hold more than ten percent of the voting power of the Company's Common Stock) and generally vest over a three to five year period. Options terminate three months after the optionee's termination of employment by the Company for any reason other than death, disability or retirement, and are not transferable by the optionee other than by will or the laws of descent and distribution.

    The plan also provides for grants of stock appreciation rights ("SARs") which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of SAR. The exercise price of any SAR granted under the Stock Option Plan will be determined by the Board of Directors in its discretion at the time of the grant. SARs granted under the Stock Option Plan may not be exercisable for more than a ten year period. SARs generally terminate one month after the grantee's termination of employment by the Company for any reason other than death, disability or retirement. Although the Board of Directors has authority to grant SARs, it currently has no plans to grant SARs.

    RECOGNITION PLAN. The Recognition Plan provides for incentive award grants that are substantially similar to those made under the Stock Option Plan. The Recognition Plan will also eventually be administered by a Compensation Committee. An eligible director or consultant selected for participation in this Plan may be granted a non-statutory stock option, a stock appreciation right or restricted stock award. Incentive stock options will not be granted under this Plan. Recognition Plan awards have vested immediately or over a three-year period and may be subject to attainment of performance goals, with all such terms to be specified in the written grant agreement between the Company and the award holder.

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
                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year ended December 31, 1998 and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending December 31, 1999. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of votes cast on this matter, then the appointment of independent accountants will be reconsidered by the Board of Directors. Unless marked to the contrary, any proxy received will be voted for RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of all the votes cast at the Annual Meeting, assuming a quorum is present, is necessary for the approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

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
                             SHAREHOLDER PROPOSALS

    To be considered for presentation at the annual meeting of the Company's Shareholders to be held in 2000, a Shareholder proposal must be received by Vivian H. Liu, Secretary, NexMed, Inc., 350 Corporate Boulevard, Robbinsville, New Jersey 08691, no later than March 15, 2000.

                                 OTHER MATTERS

    The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

    It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope, and for international registered owners, by mail or by facsimile to Norwest Shareowner Services Proxy Unit at 1-651-450-4026.

                           INCORPORATION BY REFERENCE

    The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 is incorporated by reference into this Proxy Statement. A copy of such Annual Report on Form 10-KSB has been mailed herewith to Shareholders of the Company on the Record Date.

                                          By Order of the Board of Directors,

                                          /s/ VIVIAN H. LIU
                                          Vivian H. Liu
                                          Secretary

April 9, 1999
Robbinsville, NJ

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